EXHIBIT 10.10
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                                    DEBENTURE
                                    ---------

1. ASTRIS, INC. (hereinafter called "the Company") for value received hereby acknowledges itself indebted and promises to pay to DONALD ALEX BLENKARN, IN TRUST (hereinafter called "the Holder"), on September 30, 1996, the sum of ONE HUNDRED THOUSAND DOLLARS ($L00,000.00) in lawful money of Canada at 6523 Mississauga Road, Mississauga, Ontario L5N IA6 and to pay interest thereon from the date hereof, calculated and payable monthly on the first day of each and every month at the rate of twelve per centum (12.00%) per annum, as well after as before maturity, in like money at the same place and to pay interest on overdue interest at the said rate.

2. As security for payment of the principal of, and interest on, this Debenture and all other moneys from time to time owing hereunder:

          (a) the Company hereby mortgages and charges to and in favour of the Holder, his heirs, executors, administrators, successors and assigns, as and by way of a fixed and specific mortgage and charge, all machinery, equipment, vehicles and chattels now owned or hereafter acquired by the Company or in which the Company now or hereafter has any interest, of whatsoever nature and kind and wheresoever situate including, without limiting the generality of the foregoing, the machinery, equipment, vehicles and chattels which are presently situated in and upon the Company's premises at 2480 Dunwin Drive, Mississauga, Ontario, and all machinery, equipment, vehicles and chattels of a like or similar description to or different from those hereinbefore referred to which may be brought into possession by the Company either in addition to or in substitution for such machinery, equipment, vehicles and chattels, and either upon the said premises or upon any other premises occupied by the Company or in which the Company carries on any of its business, the said machinery, equipment, vehicles and chattels hereby mortgaged and charged as and by way or a fixed and specific mortgage and charge being sometimes hereinafter referred to as "the mortgaged premises";

          (b) The Company hereby charges in favour of the Holder, his heirs, executors, administrators, successors and assigns, as and by way of a first floating charge, its undertaking and all its property and assets, real and personal, movable and immovable, of whatsoever nature and kind, both present and future (other than property and assets hereby validly subjected to a fixed and specific mortgage and charge) including, without limiting the generality of the foregoing, its goodwill and uncalled capital; the said undertaking, property and assets charged as and by way of a first floating charge being sometimes hereinafter referred to as the "charged premises".

3. The company hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular all such further acts, deeds, mortgages, hypothecs, transfers, assignments and assurances in law as the Holder may require for the better assuring, mortgaging, hypothecating, charging, transferring, assigning and confirming unto the Holder the property and assets hereby mortgaged and charged or intended so to be or which the Company may hereafter become bound to mortgage, hypothecate, transfer, assign and charge in favour of the Holder and for the better accomplishing and effectuating of this Debenture.

4. The Company shall not and hereby covenants that it will not hereafter, without the consent in writing of the Holder hereof first had and received:

          (a) create, assume or suffer to exist any mortgage, hypothec, deed of trust, pledge, encumbrance, lien or charge of any kind upon any of its property or assets whether now owned or hereafter acquired ranking in priority to or pari passu with the security constituted by this Debenture:

          (b) sell, alienate, assign or otherwise dispose of the mortgaged premises or any part thereof;

          (c) sell or dispose of all or any part of the charged premises out of the ordinary course of its business as at present conducted.

5. The Company hereby covenants and agrees with the Holder that until all moneys owing hereunder are paid in full:

          (a) it will insure and keep insured the machinery, equipment, vehicles and chattels and all other assets hereby mortgaged and charged against loss or damaged by fire and other insurable hazards which such several assets are commonly insured against in the Province of Ontario to the full insurable value thereof;

          (b) it will keep all its property and assets in good condition and repair according to the nature and description thereof, and that the Holder may, whenever he deems necessary, either in person or by agent, enter upon and inspect the said property, and the Holder may make repairs as he deems necessary, and the cost of such inspection and such repairs shall be added to the principal of the debt secured by this Debenture.

6. The last day of any term of years reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Company, is hereby excepted out of any mortgage or charge created hereby or by any other instrument supplemental hereto and does not and shall not form part of the property hereby or by any such other instrument mortgaged or charged so as to be charged with the moneys intended to be secured hereby, but the Company shall stand possessed of the reversion remaining in the Company of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Holder shall direct; and upon any sale of the leasehold premises, or any part thereof, the Holder for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof in any purchaser or purchasers thereof, shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid reversion of any such term or renewal thereof in the place of the Company and to vest the same accordingly in the new trustee or trustees so appointed freed and discharged from any obligation respecting the same.


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7. The principal, interest and other moneys hereby secured shall become immediately payable and the security hereby constituted shall become enforceable in each and every of the events following:

          (a) if the Company makes default in payment of the principal of this debenture or of any interest thereon or makes default in the observance or performance of some other thing hereby required to be done or some other covenant or condition hereby required to be observed or performed;

          (b) if a petition is filed or a resolution is passed or an order is made for the winding up of the Company;

          (c) if the Company ceases or threatens to cease to carry on its business or if the Company makes or agrees to make a bulk sale of its assets or if the Company commits or threatens to commit any act of bankruptcy or makes an authorized assignment or if a bankruptcy petition is filed or presented against a Company;

          (d) if any proceedings with respect to the Company are commenced under the Companies' Creditors Arrangement Act;

          (e) if any execution, sequestration, extent or any other process of any Court becomes enforceable against the Company or if a distress or analogous process is levied upon the property of the Company or any part thereof;

          (f) if the Company shall permit any sum which has been admitted as due by the Company or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the property and assets subject to the mortgage and charge created by this Debenture in priority to or pari passu with the mortgage and charge created by this Debenture to remain unpaid for thirty (30) days after proceedings have been taken to enforce the same as such mortgage and charge in priority to or pari passu with the mortgage and charge created by this Debenture;

          (g) if the Company makes default in payment or discharge of any indebtedness or liability to the Holder when due whether secured hereby or not.

8. If the security hereby constituted shall become enforceable, the Holder may by instrument in writing appoint any person or persons, whether an officer or officers or an employee or employees of the Holder or not, to be a receiver or receivers of all or any part of the mortgaged premises and/or the charged premises and may remove any receiver or receivers so appointed and may appoint another or others in his or their stead. Any such receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Company and in no event the agent of the Holder, and the Holder shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such receiver. Subject to the provisions of the instrument appointing such receiver, any such receiver or receivers so appointed shall have power to take possession of the mortgaged premises and the charged premises or any part thereof and to carry on or concur in carrying on the business of the Company and to sell or concur in selling all or any part of the mortgaged premises and charged premises. Except as may be otherwise directed by the Holder, all moneys from time to time received by such receiver shall be in trust for and paid over


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to the  Holder.  The  rights  and  powers  conferred  by this  paragraph  are in supplement of and not in substitution for any rights or powers the Holder may from time to time have as the Holder of this Debenture, and every such receiver may in the discretion of the Holder be vested with all or any of the rights and powers of the Holder. The term "receiver" as used in this paragraph includes a receiver and manager.

9. If the security hereby constituted shall become enforceable the Holder may, either before or after any entry, sell and dispose of the mortgaged premises and the charged premises, either as a whole or in separate parcels at public auction or by tender or by private sale at such time or times as the Holder may determine, and may make such sale, either for cash or part cash and part credit, and with or without advertisement, and with or without a reserve bid as the Holder may deem proper, and the Holder may also rescind or vary any contract of sale that may have been entered into and resell with or under any of the powers conferred hereunder and adjourn any such sale from time to time and may execute and deliver to the purchaser or purchasers of the said property or any part thereof good and sufficient deed or deeds for the same, the Holder being hereby constituted the irrevocable attorney of the Company for the purpose of making such sale and executing such deeds, and any such sale made as aforesaid shall be a perpetual bar both in law and in equity against the company and all other persons claiming the said property or any part thereof, by, from, through or under the Company.

10. The Company agrees to pay to the Holder forthwith upon demand all costs, charges and expenses (including legal fees) of or incurred by the Holder in connection with this Debenture, or the mortgaged premises or the charged premises, or any part thereof, or the recovery or enforcement of payment of any of the moneys owing hereunder, including all such costs, charges and expenses in connection with taking possession, protecting, preserving, collecting or realizing upon any part of the mortgaged premises or the charged premises, together with interest thereon calculated at the rate hereinbefore set forth in paragraph 1, from the date of j incurring such costs, charges and expenses.

11. This Debenture is to be treated as a negotiable instrument and all persons are invited by the Company to act accordingly

12. The principal, interest and other moneys hereby secured will be paid and shall be assignable free from any right of set-off or counterclaim or equities between the Company and the Holder.

13. This security is in addition to and not in substitution for any other security now or hereafter held by the Holder and no payment to the Holder shall constitute payment on account of any of the principal, interest or other moneys from time to time owing hereunder unless specifically so appropriated by the Holder by notation of such payment on this Debenture.

14. If the Company, its successors or assigns shall pay or cause to be paid to the Holder the moneys secured by this Debenture and shall otherwise observe and perform the terms hereof, then this Debenture and the rights hereby granted shall cease and be void and thereupon the Holder shall at the request and at the expense of the Company its successors or assigns, cancel and discharge the mortgage and charge of this Debenture and execute and deliver to the Company its successors or assigns, such deeds and other instruments as shall be requisite to


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cancel and discharge the mortgage and charge hereby constituted; provided, however, that this Debenture may be assigned, pledged, hypothecated or deposited by the Company as security for advances or loans to or for indebtedness or other obligations or liabilities of the Company and in such event this Debenture shall not be deemed to have been discharged or redeemed by reason of the account of the Company having ceased to be in debit whilst it remained so assigned, pledged, hypothecated or deposited.

15. Any demand or notice to be made or given by the Holder in connection with this Debenture shall be in writing and shall be made or given by delivering the same manually or by mailing the same prepaid registered post to the Company at 2480 Dunwin Drive, Mississauga, Ontario L5L 1J9, or to such other address as the Company may from time to time designate in writing to the Holder. Any demand or notice so made or given by mailing the same by prepaid registered post shall be deemed to have been received by the Company on the next business day following such mailing.

16. This Debenture and all its provisions shall enure to the benefit of the Holder, his heirs, executors, administrators, successors and assigns, and shall be binding upon the Company, its successors and assigns.

          IN WITNESS WHEREOF the Company has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its proper officers the 27th day of June, 1996.

                                                ASTRIS INC.

                                                /s/ Jiri K. Nor
                                                ---------------
                                                President
                                                Authorized Signing Officer



                                                /s/ G. Crawford
                                                ---------------
                                                Secretary
                                                Authorized Signing Officer


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